UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 12, 2002

                              Agrilink Foods, Inc.
               (Exact Name of Registrant as Specified in Charter)
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

                 New York                              333-70143                        16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)
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                 90 Linden Oaks, Rochester, New York      14625
             ----------------------------------------- -------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (585) 383-1850







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Item 9. Regulation FD Disclosure

On March 12, 2002, Agrilink Foods, Inc. ("Agrilink Foods"), a wholly owned subsidiary of Pro-Fac Cooperative, Inc., issued a press release announcing that it had entered into an exclusive letter of intent with Vestar Capital Partners related to a capital investment of $175 million. A copy of the press release is attached to this Report as Exhibit 99 and is incorporated into this Report by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AGRILINK FOODS, INC.



Date:  March 12, 2002  BY:  /s/                Earl L. Powers
       --------------       ----------------------------------------------------
                                               EARL L. POWERS,
                                     EXECUTIVE VICE PRESIDENT FINANCE AND
                                           CHIEF FINANCIAL OFFICER
                                       (Principal Financial Officer and
                                         Principal Accounting Officer)


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                                         INDEX TO EXHIBITS


Exhibit No.                                Description

    99          Press Release announcing Letter of Intent, dated March 12, 2002.